
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

May 20, 2021

usio.com

USIO Nasdaq Listed

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2020. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of May 19, 2021, unless indicated otherwise.



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usio

Company Overview

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions in **Payment Facilitation, ACH, Prepaid Cards Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP)**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.

Share Price: $5.65
Market Cap: $141.6mm
Shares Outstanding: 24.97mm
Cash (3/31): $4.3mm
Total Debt: $200k

Record FY'20 Revenues

USIO

30%
3-Year CAGR 2017-2020



Annual Revenue
In Millions
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$12.08
$14.57
$24.00
$28.20
$32.20
2016
2017
2018
2019
2020

RECENT HIGHLIGHTS
Q1 2021

- Revenues were $13.5 million for the first quarter, up 73% compared to $7.7 million in the same period last year
- Adjusted EBITDA was a positive $247k in the quarter, an improvement of over $450k compared to adjusted EBITDA loss of $200k in the same period a year ago, and the second straight quarter of positive adjusted EBITDA
- **$1.87 Billion Dollars Processed** in Q1 2021, up from $920 million processed in Q4'20, with Growth Occurring in All business lines for Key Metrics:
  - ACH – Dollars Processed increased by 113% YOY
  - Card – Transactions Processed increased by 105% YOY
  - Prepaid – Dollars Loaded increased by 105% YOY

TRANSACTIONS
PROCESSED PER YEAR



Annual Transactions
In millions
20
18
16
14
12
10
8
6
4
2
0
12.3
10.9
14.3
15.4
18.2
2016
2017
2018
2019
2020

DOLLARS

PROCESSED PER YEAR


Dollars Processed Annually
In Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,916
$2,830
$3,400
$3,540
$3,340
2016
2017
2018
2019
2020

Total revenue for 2020 exceeded 2019 due to the diversity of our payment channels.

DOLLARS
PROCESSED PER QUARTER



Volume Processed by Quarter
In Millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$876.9
$694.1
$852.4
$920.5
$1,865.4
$1,587.4 *
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Q2 volume is already 85% of Q1, with 6 weeks to go.

* As of May 17, 2021.

OUR ACH MODEL

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Non-Profit

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology

2020
ACH Revenue %


26.3%

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+

ON A RETURN OR ORIGINATION

OUR PREPAID MODEL


LOGO GOES HERE
debit
JACK DALY

2020
Prepaid Revenue %


9.8%

TARGET CUSTOMER PROFILE

- SMBs needing expense management, refund disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks to virtual payment and funds disbursement mechanisms
- Programs Managers that Fund the Cardholder Acquisition Costs

TARGET VERTICALS & CHARACTERISTICS

Healthcare Utilities Insurance Education Non-Profit Property Management

- Recurring Card Loads
- Recurring Transactions
- Potential for Breakage, Inactivity Fees, Spoilage and more
- Low Risk

HOW WE MAKE MONEY

INTERCHANGE	BREAKAGE	SPOILAGE	MARGIN
1%-2%	2%-4%	40%+	30-40%+
On card spend.	Of cards loaded with $200 or more.	Of value on cards where $20 or less is loaded.	

MERCHANT ACQUIRING
PAYMENT FACILITATION

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

2020
Acquiring Revenue %


60.3%

Conversion Rate increased to 48% in April, up from 23% the same period last year.

OUR PAYFAC MODEL

TARGET CUSTOMER PROFILE

- ISVs with between $3mm and $30mm ARR who seek to "own the payments ecosystem" within their software application.
- Organizations who desire to penetrate and migrate their existing customer base in short order as well as enroll all net new customers
- Entities looking to turn payments from a cost center to a revenue generating business unit.

TARGET VERTICALS & CHARACTERISTICS

Healthcare Utilities Insurance Legal Non-Profit Property Management

- Low Risk Verticals
- High Average Ticket ($150+)
- Low Attrition
- Recurring Payment Channels

PAYMENT FACILITATION
REVENUE ILLUSTRATION

1,000 Merchants
processing $20mm/mo
at **2.75%**



NET MARGIN
15%+

Transaction Expenses

- 2.05% — Issuing Bank
- .15% — Card Brands
- .05% — Processing Expense

- $6.6mm — 2.75% = Gross Revenue to Usio
- $1.2mm — .50% = Net Revenue Split w/ ISV

$50,000 per month of revenue

$600,000 per year of revenue

IMS ACQUISITION
USIO OUTPUT SOLUTIONS

usio® output solutions

- Usio acquired the assets of IMS on December 15, 2020, for cash consideration of $5.9mm and a total of 945,559 warrants, vesting in three annual installments of 315,200 each on the first and second anniversary and 315,199 on the third anniversary of the issue date, at a strike price of $4.23.
- IMS is now called **Usio Output Solutions.**
- IMS is an established provider of electronic bill presentment, document composition, document decomposition and printing and mailing services.
- IMS serves hundreds of customers representing a wide range of industry verticals, including:
    - Utilities
    - Financial Institutions
    - City and County Tax Entities
- Projected to add **$13mm of revenue and $1mm of EBITDA in 2021**

OUTPUT SOLUTIONS

usio

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

$13mm

Projected Revenue in 2021

2020
Output Solutions
Revenue %


3.6%

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
$.15 to $.18 cents per document printed	Average $.01 per document	$.03 - $.05 cents per presentment	14-16%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO®

Financials


BANK
CREDIT CARD

usio

INCOME STATEMENT HIGHLIGHTS

Annual Revenue 2020
$32.25 MILLION

Annual Revenue 2019
$28.2 MILLION

$7.4
Gross Profit 2020

$5.9
Gross Profit 2019

Adjusted EBITDA*

2020	$(.8)
2019	$(1.7)

*See non-GAAP reconciliation of Adjusted EBITDA on slide 16

REVENUES BY CATEGORY

	Three Months Ended March 31, 2021			
	March 31, 2021	March 31, 2020	$ Change	% Change
ACH and Complementary Service Revenue	$ 3,078,456	$ 2,237,746	$ 840,710	37.6%
Credit Card Revenue	$5,723,709	$ 4,982,658	$741,051	14.90%
Prepaid Card Services Revenue	$ 886,576	$ 551,275	$ 335,301	60.8%
Output Solutions Revenue	$ 3,772,809	$ -	$ 3,772,809	100%
Total Revenue	$ 13,461,550	$ 7,771,679	$ 5,689,871	73.2%

NON-GAAP RECONCILIATION

Non-GAAP Reconciliation	Three Months Ended 31-Mar-21		Three Months Ended 31-Mar-20	
(Values in Millions)				
Revenues	$	13.5	$	7.8
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$	0.7	$	0.9
Depreciation and Amortization	$	0.6	$	0.4
EBITDA	$	(0.1)	$	(0.5)
Non-cash stock-based compensation expense, net	$	0.3	$	0.3
Adjusted EBITDA	$	0.2	$	(0.2)

BALANCE SHEET HIGHLIGHTS

In Millions

Account		3/31/21		12/31/20
Cash	$	4.3	$	5.0
Restricted Cash & Settlement Funds		63.7	$	59.4
Total Assets	$	86.9	$	82.7
Short-term/Long-term Debt	$	0.2	$	-
Total Liabilities	$	70.6	$	66.0
Total Equity	$	16.3	$	16.7
Total Liabilities & Stockholder Equity		86.9	$	82.7

INVESTMENT SUMMARY



usio
Nasdaq

NASDAQ: USIO



- Innovative Leader in the Fast-Growing FinTech space
- Synergistic Multi-Channel Product Portfolio
  - ACH
  - Prepaid Card Issuing
  - Merchant Processing
  - Electronic Bill Presentment & Payment
  - Print and Mail
- Record Revenues in 2020 and on pace for another record-breaking year in 2021
- Consolidator in a Consolidating Industry
- Insignificant Debt - $200K
- Strong Balance Sheet: $4.3mm + Cash at 3/31/21


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

May 20, 2021

usio.com

USIO Nasdaq Listed